EXHIBIT 99.1
To Form 8-K dated January 26, 2011

NEWS RELEASE

SEACOAST BANKING CORPORATION OF FLORIDA

Dennis S. Hudson, III
Chairman and Chief Executive Officer
Seacoast Banking Corporation of Florida
(772) 288-6085

William R. Hahl
Executive Vice President &
Chief Financial Officer
(772) 221-2825

SEACOAST REPORTS SIGNIFICANT IMPROVEMENTS FOR
FOURTH QUARTER AND YEAR

•	Revenue growth improved 6.3 percent (annualized, linked-quarter) through low cost deposit growth initiatives and improved fee income through an expanding customer base

•	Capital remains at record levels with estimated total risk-based capital ratio at year-end of 17.8 percent, up from 15.2 percent a year ago

•	Credit risk continues to decline with nonperforming loans falling 30.2 percent for the year and other real estate owned declining 20.7 percent from the third quarter

STUART, FL., January 26, 2011 – Seacoast Banking Corporation of Florida (NASDAQ-NMS: SBCF) today reported a significantly reduced net loss for the fourth quarter of 2010 totaling $10.2 million, compared to $38.1 million for the fourth quarter of 2009. In addition, the net loss was lower for the year 2010 totaling $33.2 million, compared to $146.7 million for 2009. For the year 2009, the net loss was impacted by a $49.8 million goodwill impairment, as well as, much higher provisioning for loan losses. The net loss that is available to Common shareholders for the fourth quarter and the year 2010 totaled, respectively, $11.1 million or $0.12 diluted earnings per share (DEPS), and $37.0 million or $0.48 DEPS. These figures compare to a loss of $0.73 DEPS and $4.74 DEPS a year ago for the same periods, respectively.

“The new strategies we implemented in 2010 are gaining traction and driving improved results; the revenue generation of our core business and continued strength of the balance sheet are very positive,” said Dennis S. Hudson, III, Chairman and Chief Executive Officer of Seacoast Banking Corporation of Florida. “While the decrease in nonperforming assets and credit costs are certainly welcome, we are even more encouraged by the improvement in our operating results, driven by several of our business lines.” Mr. Hudson also noted an improving net interest margin, a result of increasing loan production and continued favorable deposit trends which, together with lower credit costs, are expected to lead to profitability in 2011.         .

During 2010 we achieved a number of important objectives:

•	Completed and began implementation of a Board-driven strategic plan that features strong organic growth, attractive profitability, and a low risk posture intended to enhance future shareholder value;

•	Strengthened our capital position following our successful capital raise with gross proceeds of approximately $50 million;

•	Completed a planned reduction in the size of our residential construction and land development loan portfolio which now totals $14 million, or 1.1 percent of loans outstanding at December 31, 2010; and

•	Aggressive liquidation plan, which commenced in 2007, has now reduced our loan exposure well below regulatory targets for institutions with concentrations in commercial real estate loans and construction and development loans.

Seacoast strengthened its capital ratios with the completion of a successful public common stock offering with gross proceeds totaling $50 million in April 2010. The estimated total risk-based capital ratio at year-end increased to 17.8 percent, up from 15.2 percent a year ago. The estimated tangible common equity ratio increased to 5.81 percent at year-end 2010 from 4.79 percent for year-end 2009.

As predicted, Seacoast’s focused plan to address the slumping housing market in Florida — which the Company implemented well ahead of the industry as a whole — has positioned the Bank to be among the first in the state to emerge from the market’s negative effects. As a result of loan sales and other aggressive liquidation efforts, aggregate commercial real estate exposure (construction loans and commercial real estate mortgages) has now been reduced to 218 percent of total risk-based capital, which is well below the regulatory threshold of 300 percent for institutions with commercial real estate loan concentrations.

As the plan to strengthen the balance sheet and reduce aggregate credit risk started to produce results upon implementation, the board and executive management began to proactively develop a five year strategic plan, which was completed in the first half of 2010. The Company implemented various components of the plan throughout the year designed to increase profitability and ultimately position Seacoast as a top-tier community bank as measured by low risk, strong organic growth and increased shareholder value.

Revenue achievements for the year and fourth quarter 2010 include:

•	Total revenues (excluding securities gains, net) increased $342,000 linked-quarter to $21.6 million, an increase of 6.3 percent annualized;

•	Net interest margin of 3.42 percent, up 5 basis points from the fourth quarter 2009 and 7 basis points higher than the third quarter of 2010;

•	Service charges on deposit accounts increased 20.9 percent linked-quarter annualized;

•	Debit card income for the year totaled $3.2 million, up $550,000 or 21.0 percent compared to the prior year’s results, reflecting the growth in new deposit accounts;

•	Mortgage banking revenues grew as a result of expanded capacity and focused growth initiatives, and increased year-over-year by $158,000 or 37.4 percent for the fourth quarter;

•	Seacoast was the largest producer of residential mortgage purchase loans in its largest market, the Treasure Coast, for 2010;

•	Noninterest bearing checking balances totaled 17.7 percent of deposits at year-end compared with 15.1 percent the prior year;

•	Core deposits (total deposits, excluding time deposits over $100,000 and brokered deposits) comprise 84.5 percent of deposits, versus 80.5 percent a year ago; and

•	Average cost of deposits totaled 0.76 percent, down 8 basis points from the third quarter of 2010 and 39 basis points lower compared to the prior year.

Revenue growth improved throughout 2010 as a result of the Company’s retail and small business deposit growth initiatives, and improvements in loan production. The impact of these initiatives on fee based revenue was evident throughout the year as noted in the table below.

During the fourth quarter of 2010, the Company completed the sale of its merchant service business and recorded a $600,000 gain on the sale. Seacoast will now continue to provide these services to its customers on an outsourced basis. This sale reduced total revenues for the year and quarter by approximately $200,000, and also reduced outsourced data processing expenses by nearly the same amount due to the thin margin earned on this business.

(dollars in thousands)	Q-4 2010	Q-3 2010	Q-2 2010	Q-1 2010

Noninterest Income:
Service charges on deposit accounts	$1,590	$1,511	$1,452	$1,372
Trust income	510	500	491	476
Mortgage banking fees	580	654	464	421
Brokerage commissions and fees	325	306	257	286
Marine finance fees	355	330	310	339
Debit card income	814	810	822	717
Other deposit based EFT fees	75	71	82	93
Other	320	297	310	391

Total	$4,569	$4,479	$4,188	$4,095
Merchant income	$114	$322	$413	$465
Other — gain on sale of merchant business	600	0	0	0

Total	$5,283	$4,801	$4,601	$4,560

Revenue earned from service charges on deposits, wealth management services, debit card interchange, and marine finance fees all improved linked quarter as a result of seasonal benefits and increased households. For the year, the retail bank added 7,495 new core deposit households, up 1,125 or 17.7 percent from 2009. Retail household growth for the entire year has improved as a result of the Company’s retail deposit program and, more recently, expanded efforts to attract new commercial deposit accounts. New household acquisition was particularly strong for the fourth quarter; new personal retail checking relationships opened during the quarter rose 42.1 percent from the same quarter of 2009 and 18.8 percent from the third quarter of 2010. Likewise, new commercial business checking deposit relationships increased by 71.6 percent compared with the same quarter one year ago. Along with the new relationships, our programs have improved market share, increased average services per household and decreased customer attrition.

Nonperforming loans declined by $29.6 million, or 30.2 percent during the year and totaled 5.50 percent of loans outstanding at year-end. Nonperforming loans, which peaked at $154.0 million in the third quarter of 2009, have consistently declined to $68.3 million at year-end 2010, a level last achieved in the first quarter of 2008. The improvement is the result of aggressive liquidation activities and a significant slowing of new problem loan inflows during 2010. Early stage delinquencies (accruing loans 30 – 89 days past due) remain nominal at 0.41 percent of loans outstanding. The allowance for loan losses remains strong at 3.04 percent, the same as the prior quarter and compared to 3.23 percent at year-end 2009. Other real estate owned (“OREO”) balances declined by $6.7 million or 20.7 percent from the third quarter as the result of sales and fewer loans foreclosed.

Accruing loans declined by approximately $127.3 million, or 9.8 percent to $1.172 billion for the year which negatively impacted net interest income, but were down only 1.80 percent compared to the third quarter 2010. This is the second consecutive quarter of modest negative loan growth as a result of improving loan production, a slowing of loans moving to nonaccrual status and our tactical focus on growing market share in lower risk customer segments. Should recent trends continue, we expect to see improvements in net interest income in the year ahead.

Core operating expenses (total noninterest expenses less losses on other real estate owned and other asset disposition expenses) were reduced throughout the year as noted in the table below. Noninterest expenses for the quarter totaled $27.8 million and increased $7.0 million from the prior year’s fourth quarter, entirely due to higher expenses for OREO and other asset dispositions which totaled $9.9 million in the fourth quarter 2010 compared to $2.3 million the prior year. Noninterest expenses for 2010 totaled $90.7 million compared to $81.9 million (excluding goodwill impairment) a year ago, an increase of $8.8 million, all of which was attributable to higher legal and professional fees (including non-recurring consulting fees totaling approximately $2.3 million for development and implementation assistance related to our strategic plan and enterprise risk management projects) and higher expense for OREO and other asset dispositions which totaled $15.8 million for the year 2010, compared to $6.3 million in 2009. Core operating expense was $17.9 million in the fourth quarter, down $859,000 or 4.6% from the third quarter.

Core operating expense trends are presented in the table below:

(dollars in thousands)	Q-4 2010	Q-3 2010	Q-2 2010	Q-1 2010

Noninterest Expense:
Salaries and wages	$6,539	$6,631	$6,776	$6,462
Employee benefits	1,153	1,367	1,419	1,778
Outsourced data processing costs	1,592	1,772	1,852	1,876
Telephone / data lines	321	383	402	399
Occupancy expense	1,699	1,928	1,911	1,942
Furniture and equipment expense	609	595	585	609
Marketing expense	764	577	913	656
Legal and professional fees	1,783	2,491	1,602	2,101
FDIC assessments	947	966	1,039	1,006
Amortization of intangibles	212	212	246	315
Goodwill impairment	0	0	0	0
Other	2,330	1,886	2,060	2,152

Total Core Operating Expense	$17,949	$18,808	$18,805	$19,296
Net loss on OREO	$8,763	$849	$415	$4,073
Asset dispositions expense	1,122	587	0	0

Total	$27,834	$20,244	$19,220	$23,369

The Company expects to implement further cost saving measures during 2011 that result from an enterprise-wide review of operating efficiencies commencing in the first quarter.

The net interest margin increased by 7 basis points to 3.42 percent in the fourth quarter 2010 compared to the third quarter of 2010 primarily a result of lower nonperforming assets and lower costs for interest bearing liabilities. The net interest margin continues to be negatively impacted by higher levels of overnight liquidity and short-term investments. Interest bearing deposit costs decreased 9 basis points to 0.92 percent during the fourth quarter 2010, and total interest bearing liabilities decreased from 1.09 percent for the third quarter to 1.01 percent in the fourth quarter. The mix in deposits continues to improve, which strengthens the net interest margin, and is a result of our tactical activities designed to attract, on-board and retain new household relationships.

The Company will host a conference call on Thursday, January 27, 2011 at 9:00 a.m. (Eastern Time) to discuss its earnings results and business trends. Investors may call in (toll-free) by dialing (888) 517-2464 (access code: 5785075; leader: Dennis S. Hudson). Charts will be used during the conference call and may be accessed at Seacoast’s website at www.seacoastbanking.net by selecting “Presentations” under the heading “Investor Services”. A replay of the conference call will be available beginning the afternoon of January 27 by dialing (877) 213-9653 (domestic), using the passcode 5785075.

Alternatively, individuals may listen to the live webcast of the presentation by visiting the Company’s website at www.seacoastbanking.net. The link to the live audio webcast is located in the subsection “Presentations” under the heading “Investor Services”. Beginning the afternoon of January 27, 2011, an archived version of the webcast can be accessed from this same subsection of the website. This webcast will be archived and available for one year.

Seacoast, with approximately $2.0 billion in assets, is one of the largest independent commercial banking organizations in Florida. Seacoast has 39 offices in South and Central Florida and is headquartered on Florida’s Treasure Coast, which is one of the wealthiest areas in the nation.

______________________________________________________________________________

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; economic impacts of value declines for collateral that secures our loans, governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2009 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

FINANCIAL HIGHLIGHTS (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES
	Three Months Ended		Twelve Months Ended
(Dollars in thousands,	December 31,		December 31,
except per share data)	2010	2009	2010 2009
Summary of Earnings
Net loss	$(10,205)	$(38,149)	$(33,203)	$(146,686)
Net loss available to common shareholders	(11,142)	(39,086)	(36,951)	(150,434)
Net interest income (1)	16,379	17,518	66,485	73,847
Performance Ratios
Return on average assets-GAAP basis (2),(3)	(2.01)%	(6.91)%	(1.60)%	(6.58)%
Return on average tangible assets (2),(3),(4)	(1.99)	(6.89)	(1.57)	(4.37)
Return on average shareholders’ equity–GAAP basis (2),(3)	(23.31)	(84.51)	(19.30)	(73.79)
Net interest margin (1),(2)	3.42	3.37	3.37	3.55
Per Share Data
Net loss diluted-GAAP basis	$(0.12)	$(0.73)	$(0.48)	$(4.74)
Net loss basic-GAAP basis	(0.12)	(0.73)	(0.48)	(4.74)
Cash dividends declared	0.00	0.00	0.00	0.01

(1)	Calculated on a fully taxable equivalent basis using amortized cost.

(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.

(3)	The calculations of ROA and ROE do not include the mark-to-market unrealized gains (losses) because the unrealized gains (losses) are not included in net income (loss).

(4)	The Company believes that return on average assets and equity excluding the impacts of noncash amortization expense on intangible assets is a better measurement of the Company’s trend in earnings growth.

(5)	The Company defines tangible common equity as total shareholders equity less preferred stock and intangible assets.

(6)	The ratio of tangible common equity to tangible assets is a non-GAAP ratio used by the investment community to measure capital adequacy.

FINANCIAL HIGHLIGHTS	(unaudited) (cont’d)
SEACOAST BANKING	CORPORATION OF	FLORIDA AND SUBSIDIARIES
(Dollars in thousands,		December 31,			Increase/
except per share data)		2010	2009		(Decrease)
Credit Analysis
Net charge-offs year-to-date		$39,128	$108,963		(64.1)%
Net charge-offs to average loans		2.95%	6.86%		(57.0)
Loan loss provision year-to-date		$31,680	$124,767		(74.6)
Allowance to loans at end of period		3.04%	3.23%		(5.8)
Nonperforming loans		$68,284	$97,876		(30.2)
Other real estate owned		25,697	25,385		1.2

Total nonperforming assets		$93,981	$123,261		(23.8)

Restructured loans (accruing)		$66,350	$57,433		15.5
Nonperforming assets to loans and other real estate owned at end of period		7.42%	8.66%		(14.3)
Nonperforming assets to total assets		4.66	5.73		(18.7)
Selected Financial Data
Total assets		$2,016,381	$2,151,315		(6.3)
Securities – available for sale (at fair value)		435,140	393,648		10.5
Securities – held for investment (at amortized cost)		26,861	17,087		57.2
Net loans		1,202,864	1,352,311		(11.1)
Deposits		1,637,228	1,779,434		(8.0)
Total shareholders’ equity		166,299	151,935		9.5
Common shareholders’ equity		120,051	106,936		12.3
Book value per share common		1.28	1.82		(29.4)
Tangible book value per share		1.75	2.51		(30.5)
Tangible common book value per share (5)		1.25	1.75		(28.5)
Average shareholders’ equity to average assets		8.27%	8.92	%	(7.3)
Tangible common equity to tangible assets (5),(6)		5.81	4.79		21.2
Average Balances (Year-to-Date)
Total assets		$2,080,570	$2,228,418		(6.6)
Less: intangible assets		3,580	29,446		(87.8)

Total average tangible assets		$2,076,990	$2,198,972		(5.5)

Total equity		$172,022	$198,798		(13.5)
Less: intangible assets		3,580	29,446		(87.8)

Total average tangible equity		168,442	$169,352		(0.5)

(1)	Calculated on a fully taxable equivalent basis using amortized cost.

(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.

(3)	The calculations of ROA and ROE do not include the mark-to-market unrealized gains (losses) because the unrealized gains (losses) are not included in net income (loss).

(4)	The Company believes that return on average assets and equity excluding the impacts of noncash amortization expense on intangible assets is a better measurement of the Company’s trend in earnings growth.

(5)	The Company defines tangible common equity as total shareholders equity less preferred stock and intangible assets.

(6)	The ratio of tangible common equity to tangible assets is a non-GAAP ratio used by the investment community to measure capital adequacy.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

		Three Months Ended		For The Year Ended
		December 31,		December 31,
(Dollars in thousands, except per share data)		2010	2009 2010		2009
Interest on securities:
Taxable	$	3,484	$3,862	$13,881	$16,357
Nontaxable		40	72	227	305
Interest and fees on loans		16,503	19,248	69,454	84,882
Interest on federal funds sold and other investments		216	241	979	661

Total Interest Income		20,243	23,423	84,541	102,205
Interest on deposits		609	1,247	3,952	6,031
Interest on time certificates		2,547	3,936	11,345	18,749
Interest on borrowed money		766	796	3,032	3,836

Total Interest Expense		3,922	5,979	18,329	28,616

Net Interest Income		16,321	17,444	66,212	73,589
Provision for loan losses		3,975	41,514	31,680	124,767

Net Interest Income (Loss) After Provision for Loan Losses		12,346	(24,070)	34,532	(51,178)
Noninterest income:
Service charges on deposit accounts		1,590	1,612	5,925	6,491
Trust income		510	543	1,977	2,098
Mortgage banking fees		580	422	2,119	1,746
Brokerage commissions and fees		325	321	1,174	1,416
Marine finance fees		355	228	1,334	1,153
Debit card income		814	658	3,163	2,613
Other deposit based EFT fees		75	79	321	331
Merchant income		114	409	1,314	1,764
Other		920	329	1,918	1,403

		5,283	4,601	19,245	19,015
Securities gains, net		0	2,188	3,687	5,399

Total Noninterest Income		5,283	6,789	22,932	24,414
Noninterest expenses:
Salaries and wages		6,539	6,446	26,408	26,693
Employee benefits		1,153	1,228	5,717	6,109
Outsourced data processing costs		1,592	1,741	7,092	7,143
Telephone / data lines		321	420	1,505	1,835
Occupancy		1,699	1,977	7,480	8,260
Furniture and equipment		609	645	2,398	2,649
Marketing		764	519	2,910	2,067
Legal and professional fees		1,783	2,336	7,977	6,984
FDIC assessments		947	1,042	3,958	4,952
Amortization of intangibles		212	315	985	1,259
Asset dispositions expense		1,122	195	2,268	1,172
Net loss on other real estate owned and
repossessed assets		8,763	2,125	13,541	5,155
Goodwill impairment		0	0	0	49,813
Other		2,330	1,879	8,428	7,656

Total Noninterest Expenses		27,834	20,868	90,667	131,747
Loss Before Income Taxes		(10,205)	(38,149)	(33,203)	(158,511)
Benefit for income taxes		0	0	0	(11,825)

Net Loss		(10,205)	(38,149)	(33,203)	(146,686)
Preferred Stock Dividends and Accretion on
Preferred Stock Discount		937	937	3,748	3,748
Net Loss Available to Common
Shareholders	$	(11,142)	$(39,086)	$(36,951)	$(150,434)
Per share common stock:
Net loss diluted	$	(0.12)	$(0.73)	$(0.48)	$(4.74)
Net loss basic		(0.12)	(0.73)	(0.48)	(4.74)
Cash dividends declared		0.00	0.00	0.00	0.01
Average diluted shares outstanding		93,426,748	53,790,905	76,561,692	31,733,260
Average basic shares outstanding		93,426,748	53,790,905	76,561,692	31,733,260

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	December 31,	December 31,
(Dollars in thousands, except share amounts)	2010	2009
Assets
Cash and due from banks	$35,358	$32,200
Interest bearing deposits with other banks	176,047	182,900

Total Cash and Cash Equivalents	211,405	215,100
Securities:
Available for sale (at fair value)	435,140	393,648
Held for investment (at amortized cost)	26,861	17,087

Total Securities	462,001	410,735
Loans available for sale	12,519	18,412
Loans, net of unearned income	1,240,608	1,397,503
Less: Allowance for loan losses	(37,744)	(45,192)

Net Loans	1,202,864	1,352,311
Bank premises and equipment, net	36,045	38,932
Other real estate owned	25,697	25,385
Goodwill and other intangible assets	3,137	4,121
Other assets	62,713	86,319

	$2,016,381	$2,151,315

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Demand deposits (noninterest bearing)	$289,621	$268,789
Savings deposits	812,625	838,288
Other time deposits	281,681	326,070
Brokered time certificates	7,093	38,656
Time certificates of $100,000 or more	246,208	307,631

Total Deposits	1,637,228	1,779,434
Federal funds purchased and securities sold under agreements to repurchase, maturing within 30 days	98,213	105,673
Borrowed funds	50,000	50,000
Subordinated debt	53,610	53,610
Other liabilities	11,031	10,663

	1,850,082	1,999,380
Shareholders’ Equity
Preferred stock – Series A	46,248	44,999
Common stock	9,349	5,887
Additional paid in capital	221,522	178,096
Retained earnings	(112,652)	(78,200)
Treasury stock	(1)	(855)

	164,466	149,927
Accumulated other comprehensive gain, net	1,833	2,008

Total Shareholders’ Equity	166,299	151,935

	$2,016,381	$2,151,315

Common Shares Outstanding	93,487,581	58,867,229

Note: The balance sheet at December 31, 2009 has been derived from the audited financial statements at that date.

CONSOLIDATED QUARTERLY FINANCIAL DATA (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES
	QUARTERS
	2010								Last 12
(Dollars in thousands, except per share data)	Fourth		Third		Second		First		Months

Net loss	$(10,205)		$(7,638)		$(13,796)		$(1,564)		$(33,203)
Operating Ratios
Return on average assets-GAAP basis (2),(3)	(2.01)%		(1.47)%		(2.61)%			(0.30)%	(1.60)%
Return on average tangible assets (2),(3),(4)	(1.99)		(1.44)		(2.58)		(0.26)		(1.57)
Return on average shareholders’ equity -GAAP basis (2),(3)	(23.31)		(16.63)		(30.73)		(4.18)		(19.30)
Net interest margin (1),(2)	3.42		3.35		3.27		3.48		3.37
Average equity to average assets	8.63		8.83		8.49		7.13		8.27
Credit Analysis
Net charge-offs	$4,678		$10,700		$20,209		3,541		$39,128
Net charge-offs to average loans	1.47	%	3.29	%	5.95	%	1.03	%	2.95	%
Loan loss provision	$3,975		$8,866		$16,771		$2,068		$31,680
Allowance to loans at end of period	3.04	%	3.04	%	3.10	%	3.18	%
Restructured loans (accruing)	$66,350		$64,403		$64,876		$60,032
Nonperforming loans	$68,284		$69,519		$90,885		$96,321
Other real estate owned	25,697		32,406		19,018		19,076

Nonperforming assets	$93,981		$101,925		$109,903		$115,397

Nonperforming assets to loans and other real estate owned at end of period	7.42	%	7.87	%	8.33	%	8.29	%
Nonperforming assets to total assets	4.66		5.06		5.25		5.44
Nonaccrual loans and accruing loans 90 days or more past due to loans outstanding at end of period	5.50		5.50		6.99		7.03
Per Share Common Stock
Net loss diluted-GAAP basis	$(0.12)		$(0.09)		$(0.25)		$(0.04)		$(0.48)
Net loss basic-GAAP basis	(0.12)		(0.09)		(0.25)		(0.04)		(0.48)
Cash dividends declared	0.00		0.00		0.00		0.00		0.00
Book value per share common	1.28		1.43		1.51		1.80
Average Balances
Total assets	$2,013,405		$2,062,857		$2,120,388		$2,127,074
Less: intangible assets	3,239		3,452		3,669		3,969

Total average tangible assets	$2,010,166		$2,059,405		$2,116,719		$2,123,105

Total equity	$173,707		$182,202		$180,093		$151,731
Less: intangible assets	3,239		3,452		3,669		3,969

Total average tangible equity	$170,468		$178,750		$176,424		$147,762

(1)	Calculated on a fully taxable equivalent basis using amortized cost.

(2)	These ratios are stated on an annualized basis and are not necessarily indicative of future periods.

(3)	The calculations of ROA and ROE do not include the mark-to-market unrealized gains (losses) because the unrealized gains (losses) on available for sale securities are not included in net income (loss).

(4)	The Company believes that return on average assets and equity excluding the impacts of noncash amortization expense on intangible assets is a better measurement of the Company’s trend in earnings growth.

CONSOLIDATED QUARTERLY FINANCIAL DATA (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

(Dollars in thousands)

	December 31,	December 31,
SECURITIES	2010	2009
U.S. Treasury and U.S. Government Agencies	$4,212	$3,688
Mortgage-backed	426,477	384,864
Obligations of states and political subdivisions	1,709	2,063
Other securities	2,742	3,033
Securities Available for Sale	435,140	393,648

Mortgage-backed	18,963	12,853
Obligations of states and political subdivisions	7,398	4,234

Other securities	500	0

Securities Held for Investment	26,861	17,087

Total Securities	$462,001	$410,735

	December 31,	December 31,
LOANS	2010	2009
Construction and land development	$79,306	$162,868
Real estate mortgage	1,060,597	1,109,077
Installment loans to individuals	51,602	64,024
Commercial and financial	48,825	61,058
Other loans	278	476

Total Loans	$1,240,608	$1,397,503

AVERAGE BALANCES, YIELDS AND RATES (1) (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2010					2009
	Fourth Quarter			Third Quarter		Fourth Quarter

	Average	Yield/		Average	Yield/	Average	Yield/
(Dollars in thousands)	Balance	Rate		Balance	Rate	Balance	Rate

Assets
Earning assets:
Securities:
Taxable	$446,081	3.12	%	$402,970	3.32%	$368,830	4.19	%
Nontaxable	4,293	5.59		5,463	6.81	6,393	6.76

Total Securities	450,374	3.15		408,433	3.37	375,223	4.23
Federal funds sold and	187,023	0.46		259,492	0.39	211,685	0.45
other investments
Loans, net	1,263,237	5.19		1,291,879	5.29	1,478,126	5.18

Total Earning Assets	1,900,634	4.24		1,959,804	4.23	2,065,034	4.51
Allowance for loan losses	(39,443)			(40,434)		(41,662)
Cash and due from banks	33,024			27,311		34,553
Premises and equipment	36,460			37,421		41,872
Other assets	82,730			78,755		89,902

	$2,013,405			$2,062,857		$2,189,699

Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
NOW	$49,548	0.24	%	$73,188	0.28%	$53,109	0.52	%
Savings deposits	110,382	0.11		107,241	0.15	101,005	0.24
Money market accounts	662,315	0.33		675,273	0.46	654,250	0.68
Time deposits	537,772	1.88		556,395	1.94	710,955	2.20
Federal funds purchased and other short term borrowings	83,183	0.27		75,085	0.29	92,466	0.25
Other borrowings	103,610	2.72		103,610	2.80	110,479	2.64

Total Interest-Bearing Liabilities	1,546,810	1.01		1,590,792	1.09	1,722,264	1.38
Demand deposits (noninterest-bearing)	280,412			278,424		275,589
Other liabilities	12,476			11,439		12,753

Total Liabilities	1,839,698			1,880,655		2,010,606
Shareholders’ equity	173,707			182,202		179,093

	$2,013,405			$2,062,857		$2,189,699

Interest expense as a % of earning assets		0.82	%		0.89%		1.15	%
Net interest income as a % of earning assets		3.42			3.35		3.37

(1) On a fully taxable equivalent basis. All yields and rates have been computed on an annualized basis using amortized cost. Fees on loans have been included in interest on loans. Nonaccrual loans are included in loan balances.

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Dollars in Millions) (Unaudited)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES
		2009
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and Land Development
Residential:
Condominiums	>$4 million	$8.4	$7.9	$5.3	$-
	<$4 million	7.9	8.8	3.7	6.1
Town homes	>$4 million	-	-	-	-
	<$4 million	4.2	2.3	—	—
Single Family
Residences	>$4 million	6.6	6.5	-	-
	<$4 million	13.9	10.3	7.1	4.1
Single Family Land &
Lots	>$4 million	21.8	21.8	5.9	5.9
	<$4 million	29.6	21.5	19.5	16.6
Multifamily	>$4 million	7.8	7.8	6.6	6.6
	<$4 million	17.0	9.8	9.5	8.3

TOTAL	>$4 million	44.6	44.0	17.8	12.5
TOTAL	<$4 million	72.6	52.7	39.8	35.1
GRAND TOTAL		$117.2	$96.7	$57.6	$47.6

QUARTERLY TRENDS – LOANS AT END OF PERIOD		(Unaudited)
(Dollars in Millions)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES
			2010			Nonperforming
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	4th Qtr	Number

Construction and Land Development
Residential:
Condominiums	>$4 million	$-	$-	$-	$-	$-	-
	<$4 million	0.9	0.9	0.9	0.9	0.9	1
Town homes	>$4 million	-	-	-	-	-	-
	<$4 million	—	—	—	—	—	—
Single Family
Residences	>$4 million	-	-	-	-	-	-
	<$4 million	3.9	3.6	3.8	—	—	—
Single Family
Land & Lots	>$4 million	5.9	5.9	-	-	-	-
	<$4 million	15.7	9.6	10.3	7.0	0.2	4
Multifamily	>$4 million	6.6	4.3	-	-	-	-
	<$4 million	8.1	8.2	6.3	6.1	1.1	2

TOTAL	>$4 million	12.5	10.2	—	—	—	—
TOTAL	<$4 million	28.6	22.3	21.3	14.0	2.2	7
GRAND TOTAL		$41.1	$32.5	$21.3	$14.0	$2.2	7

QUARTERLY TRENDS – LOANS AT END OF PERIOD (Unaudited)
(Dollars in Millions)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$16.3	$16.8	$9.0	$6.1
Townhomes	4.2	2.3	—	—
Single family residences	20.5	16.7	7.1	4.1
Single family land and lots	51.4	43.3	25.4	22.6
Multifamily	24.8	17.6	16.1	14.8

	117.2	96.7	57.6	47.6
Commercial
Office buildings	17.4	13.8	13.8	13.9
Retail trade	70.0	55.9	23.0	3.9
Land	60.9	51.2	50.8	45.6
Industrial	9.0	8.5	8.2	2.5
Healthcare	5.7	6.0	4.8	4.8
Churches and educational facilities	—	—	—	—
Lodging	0.6	—	—	—
Convenience stores	—	—	—	—
Marina	31.6	30.0	28.1	6.8
Other	6.2	1.4	—	—

	201.4	166.8	128.7	77.5
Individuals
Lot loans	34.0	32.4	30.7	29.3
Construction	16.2	11.8	11.1	8.5

	50.2	44.2	41.8	37.8

Total construction and land development	368.8	307.7	228.1	162.9
Real estate mortgages
Residential real estate
Adjustable	333.1	328.0	325.9	289.4
Fixed rate	90.8	90.6	89.5	88.6
Home equity mortgages	85.5	83.8	83.9	86.8
Home equity lines	60.3	60.1	59.7	60.1

	569.7	562.5	559.0	524.9
Commercial real estate
Office buildings	140.6	141.6	144.2	132.3
Retail trade	109.1	120.0	151.4	164.6
Land	—	—	—	—
Industrial	95.3	93.0	89.3	88.4
Healthcare	28.3	30.9	25.4	24.7
Churches and educational facilities	34.8	34.6	30.8	29.6
Recreation	1.7	1.4	3.3	3.0
Multifamily	27.2	31.7	35.1	29.7
Mobile home parks	3.0	5.6	5.6	5.4
Lodging	26.3	26.3	25.6	25.5
Restaurant	6.1	5.1	5.0	4.7
Agricultural	8.2	11.8	12.0	11.7
Convenience stores	23.3	23.2	22.8	22.1
Marina	18.1	18.0	5.9	15.8
Other	24.9	29.6	28.1	26.6

	546.9	572.8	584.5	584.1

Total real estate mortgages	1,116.6	1,135.3	1,143.5	1,109.0
Commercial & financial	75.5	71.8	66.0	61.1
Installment loans to individuals
Automobile and trucks	19.4	18.0	16.6	15.3
Marine loans	26.3	26.9	26.8	26.4
Other	25.7	24.3	23.3	22.3

	71.4	69.2	66.7	64.0
Other	0.3	0.3	0.3	0.5

	$1,632.6	$1,584.3	$1,504.6	$1,397.5

QUARTERLY TRENDS – LOANS AT END OF PERIOD (continued) (Unaudited)
(Dollars in Millions)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$0.9	$0.9	$0.9	$0.9
Townhomes	—	—	—	—
Single family residences	3.9	3.6	3.8	—
Single family land and lots	21.6	15.5	10.3	7.0
Multifamily	14.7	12.5	6.3	6.1

	41.1	32.5	21.3	14.0
Commercial
Office buildings	13.7	—	—	—
Retail trade	3.9	—	—	—
Land	45.7	38.5	35.1	33.6
Industrial	2.5	0.3	0.3	—
Healthcare	—	—	—	—
Churches and educational facilities	—	—	—	—
Lodging	—	—	—	—
Convenience stores	—	—	—	0.2
Marina	6.8	—	—	—
Other	—	—	—	—

	72.6	38.8	35.4	33.8
Individuals
Lot loans	28.9	27.4	26.3	24.4
Construction	8.7	8.2	9.1	7.1

	37.6	35.6	35.4	31.5

Total construction and land development	151.3	106.9	92.1	79.3
Real estate mortgages
Residential real estate
Adjustable	290.5	295.9	300.9	303.3
Fixed rate	87.6	86.0	84.1	82.6
Home equity mortgages	89.1	79.0	74.4	73.4
Home equity lines	60.1	58.8	58.4	57.7

	527.3	519.7	517.8	517.0
Commercial real estate
Office buildings	131.1	128.2	122.9	122.0
Retail trade	163.5	155.9	152.0	151.5
Land	—	—	—	—
Industrial	81.7	84.0	79.8	78.0
Healthcare	29.1	29.4	29.0	30.0
Churches and educational facilities	29.1	28.5	29.4	28.8
Recreation	3.0	3.0	2.9	2.9
Multifamily	25.3	23.6	23.2	22.4
Mobile home parks	5.3	2.6	2.6	2.5
Lodging	23.5	23.4	22.1	21.9
Restaurant	4.7	4.6	4.5	4.5
Agricultural	11.4	10.8	10.7	10.6
Convenience stores	22.3	21.0	18.9	18.6
Marina	15.7	22.2	22.1	21.9
Other	25.3	25.6	26.8	28.0

	571.0	562.8	546.9	543.6

Total real estate mortgages	1,098.3	1,082.5	1,064.7	1,060.6
Commercial & financial	62.1	49.9	54.0	48.8
Installment loans to individuals
Automobile and trucks	14.4	12.9	11.6	10.9
Marine loans	25.3	27.3	19.7	19.8
Other	21.7	20.8	20.9	20.9

	61.4	61.0	52.2	51.6
Other	0.2	0.3	0.3	0.3

	$1,373.3	$1,300.6	$1,263.3	$1,240.6

QUARTERLY TRENDS – INCREASE (DECREASE) IN LOANS BY QUARTER (Unaudited)
(Dollars in Millions)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$(1.1)	$0.4	$(7.7)	$(2.9)
Townhomes	(1.9)	(1.9)	(2.3)	—
Single family residences	(6.3)	(3.7)	(9.7)	(3.0)
Single family land and lots	(1.4)	(8.1)	(17.9)	(2.9)
Multifamily	(2.0)	(7.2)	(1.5)	(1.2)

	(12.7)	(20.5)	(39.1)	(10.0)
Commercial
Office buildings	0.1	(3.6)	—	0.1
Retail trade	1.3	(14.1)	(32.9)	(19.1)
Land	(12.4)	(9.7)	(0.4)	(5.2)
Industrial	(4.3)	(0.5)	(0.3)	(5.7)
Healthcare	5.7	0.3	(1.2)	—
Churches and educational facilities	—	—	—	—
Lodging	0.6	(0.6)	—	—
Convenience stores	—	—	—	—
Marina	0.9	(1.6)	(1.9)	(21.3)
Other	0.2	(4.8)	(1.4)	—

	(7.9)	(34.6)	(38.1)	(51.2)
Individuals
Lot loans	(1.7)	(1.6)	(1.7)	(1.4)
Construction	(4.1)	(4.4)	(0.7)	(2.6)

	(5.8)	(6.0)	(2.4)	(4.0)

Total construction and land development	(26.4)	(61.1)	(79.6)	(65.2)
Real estate mortgages
Residential real estate
Adjustable	4.1	(5.1)	(2.1)	(36.5)
Fixed rate	(4.7)	(0.2)	(1.1)	(0.9)
Home equity mortgages	0.7	(1.7)	0.1	2.9
Home equity lines	1.8	(0.2)	(0.4)	0.4

	1.9	(7.2)	(3.5)	(34.1)
Commercial real estate
Office buildings	(5.8)	1.0	2.6	(11.9)
Retail trade	(2.8)	10.9	31.4	13.2
Land	—	—	—	—
Industrial	0.6	(2.3)	(3.7)	(0.9)
Healthcare	(0.9)	2.6	(5.5)	(0.7)
Churches and educational facilities	(0.4)	(0.2)	(3.8)	(1.2)
Recreation	—	(0.3)	1.9	(0.3)
Multifamily	—	4.5	3.4	(5.4)
Mobile home parks	—	2.6	—	(0.2)
Lodging	(0.3)	—	(0.7)	(0.1)
Restaurant	(0.1)	(1.0)	(0.1)	(0.3)
Agricultural	(0.3)	3.6	0.2	(0.3)
Convenience stores	(0.2)	(0.1)	(0.4)	(0.7)
Marina	(0.1)	(0.1)	(12.1)	9.9
Other	(0.5)	4.7	(1.5)	(1.5)

	(10.8)	25.9	11.7	(0.4)

Total real estate mortgages	(8.9)	18.7	8.2	(34.5)
Commercial & financial	(7.3)	(3.7)	(5.8)	(4.9)
Installment loans to individuals
Automobile and trucks	(1.4)	(1.4)	(1.4)	(1.3)
Marine loans	0.3	0.6	(0.1)	(0.4)
Other	(0.4)	(1.4)	(1.0)	(1.0)

	(1.5)	(2.2)	(2.5)	(2.7)
Other	—	—	—	0.2

	$(44.1)	$(48.3)	$(79.7)	$(107.1)

QUARTERLY TRENDS – INCREASE (DECREASE) IN LOANS BY QUARTER (Continued)
(Unaudited)
(Dollars in Millions)
SEACOAST BANKING CORPORATION OF FLORIDA AND SUBSIDIARIES

	2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Construction and land development
Residential
Condominiums	$(5.2)	$—	$—	$—
Townhomes	—	—	—	—
Single family residences	(0.2)	(0.3)	0.2	(3.8)
Single family land and lots	(0.9)	(6.1)	(5.2)	(3.3)
Multifamily	(0.2)	(2.2)	(6.2)	(0.2)

	(6.5)	(8.6)	(11.2)	(7.3)
Commercial
Office buildings	(0.2)	(13.7)	—	—
Retail trade	—	(3.9)	—	—
Land	0.1	(7.2)	(3.4)	(1.5)
Industrial	—	(2.2)	—	(0.3)
Healthcare	(4.8)	—	—	—
Churches and educational facilities	—	—	—	—
Lodging	—	—	—	—
Convenience stores	—	—	—	0.2
Marina	—	(6.8)	—	—
Other	—	—	—	—

	(4.9)	(33.8)	(3.4)	(1.6)
Individuals
Lot loans	(0.4)	(1.5)	(1.1)	(1.9)
Construction	0.2	(0.5)	0.9	(2.0)

	(0.2)	(2.0)	(0.2)	(3.9)

Total construction and land development	(11.6)	(44.4)	(14.8)	(12.8)
Real estate mortgages
Residential real estate
Adjustable	1.1	5.4	5.0	2.4
Fixed rate	(1.0)	(1.6)	(1.9)	(1.5)
Home equity mortgages	2.3	(10.1)	(4.6)	(1.0)
Home equity lines	—	(1.3)	(0.4)	(0.7)

	2.4	(7.6)	(1.9)	(0.8)
Commercial real estate
Office buildings	(1.2)	(2.9)	(5.3)	(0.9)
Retail trade	(1.1)	(7.6)	(3.9)	(0.5)
Land	—	—	—	—
Industrial	(6.7)	2.3	(4.2)	(1.8)
Healthcare	4.4	0.3	(0.4)	1.0
Churches and educational facilities	(0.5)	(0.6)	0.9	(0.6)
Recreation	—	—	(0.1)	—
Multifamily	(4.4)	(1.7)	(0.4)	(0.8)
Mobile home parks	(0.1)	(2.7)	—	(0.1)
Lodging	(2.0)	(0.1)	(1.3)	(0.2)
Restaurant	—	(0.1)	(0.1)	—
Agricultural	(0.3)	(0.6)	(0.1)	(0.1)
Convenience stores	0.2	(1.3)	(2.1)	(0.3)
Marina	(0.1)	6.5	(0.1)	(0.2)
Other	(1.3)	0.3	1.2	1.2

	(13.1)	(8.2)	(15.9)	(3.3)

Total real estate mortgages	(10.7)	(15.8)	(17.8)	(4.1)
Commercial & financial	1.0	(12.2)	4.1	(5.2)
Installment loans to individuals
Automobile and trucks	(0.9)	(1.5)	(1.3)	(0.7)
Marine loans	(1.1)	2.0	(7.6)	0.1
Other	(0.6)	(0.9)	0.1	—

	(2.6)	(0.4)	(8.8)	(0.6)
Other	(0.3)	0.1	—	—

	$(24.2)	$(72.7)	$(37.3)	$(22.7)